EXHIBIT 10.2


                     Addendum to Limited Liability Company Agreement of
                         Divot-RFG Joint Venture, L.L.C.


      The undersigned are entering into that certain Limited Liability Company Agreement ("Agreement") of Divot-RFG Joint Venture, L.L.C., dated as of October 2, 1998, and desire to supplement the provisions of such Agreement as follows:

      1. Miller Golf, Inc., a Massachusetts corporation ("Miller"), shall be utilized by the Company for the marketing, sales and distribution of the Company's products, unless otherwise agreed upon in writing by all of the Members of the Company.

      2. The same management personnel involved in the senior management of Miller shall also be involved in the Company's senior management, and there shall be at least one member in common to the Board of Directors of Miller and the Management Committee of the Company, unless otherwise agreed upon in writing by all Members of the Company.

      This Addendum is incorporated by reference into the Agreement effective as of October 2, 1998 as if originally set forth therein.

                                    MEMBERS:

                                          DIVOT GOLF CORPORATION

                                    By:
                                      Name:
                                     Title:

                                          EAGLE GOLF ENTERPRISES, INC.:

                                     By: ______________________________________
                                      Name:
                                     Title :

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